EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J.S.B. Jenkins and Janna Keck, President and Chief Executive Officer and Principal Accounting Officer and Controller, respectively, of Tandy Brands Accessories, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 19, 2007	/s/ J.S.B. Jenkins
J.S.B. Jenkins
President and Chief Executive Officer

/s/ Janna Keck
Janna Keck
Principal Accounting Officer and Controller